EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:	R. Bruce Andrews President & CEO (949) 718-4400	Mark L. Desmond Senior Vice President & CFO (949) 718-4400

NHP REPORTS THIRD QUARTER RESULTS

(NEWPORT BEACH, California, October 22, 2003) … Nationwide Health Properties, Inc. (NYSE:NHP) announced today results of its operations for the third quarter of 2003 and the nine months ended September 30, 2003.

Revenues for the third quarter of 2003 were $40,971,000 versus $39,724,000 a year ago and net income available to common stockholders was $12,759,000 ($0.22 per share) compared to $12,334,000 ($.25 per share) for the third quarter of 2002. Funds from operations (FFO) was $23,857,000 ($0.41 per diluted share) compared with $22,458,000 ($.46 per diluted share) for the third quarter of 2002. (FFO is a non-GAAP measure that the Company believes is important to an understanding of its operations; a reconciliation between FFO and net income, the most directly comparable GAAP financial measure, is included in the accompanying financial data.)

Revenues for the nine months ended September 30, 2003 were $121,811,000 versus $112,986,000 a year ago and net income available to common stockholders was $35,922,000 ($0.66 per share) compared to $23,564,000 ($0.48 per share) for the nine months ended September 30, 2002. For the nine months ended September 30, 2003, diluted FFO per share was $1.27 versus $1.34 for the nine months ended September 30, 2002.

“Earnings are in line with management’s expectations,” said R. Bruce Andrews, President & Chief Executive Officer. “The Company is beginning to see some attractive investment opportunities which could benefit earnings next year.”

The Company has scheduled a conference call and webcast later today at 1:00 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended September 30, 2003. The conference call is accessible by dialing (877) 356-5705 or by logging on to our website at www.nhp-reit.com and selecting the News, Filings, Governance page on the menu bar. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PDT today until midnight Thursday, November 6, 2003. Callers can access the replay be dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 3218828. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company and its joint venture have investments in 378 facilities in 38 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitation, by the use of forward looking terminology such as “may”, “will”, “anticipates”, “expects”, “believes”, “intends”, “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. Such statements speak only as of the date hereof and we assume no obligation to update such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: the effect of economic and market conditions and changes in interest rates; the general distress of the healthcare industry; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; continued deterioration of the operating results or financial condition, including bankruptcies, of our tenants; the ability of our operators to repay deferred rent or loans in future periods; our ability to attract new operators for certain facilities; occupancy levels at certain facilities; our ability to sell certain facilities for their book value; the amount and yield of any additional investments; changes in tax laws and regulations affecting real estate investment trusts; access to the capital markets and the cost of capital; changes in the ratings of our debt securities; and the risk factors described from time to time in the SEC reports filed by the Company.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

SEPTEMBER 30, 2003

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Revenues:
Rental income	$37,640	$36,505	$111,921	$102,040
Interest and other income	3,331	3,219	9,890	10,946

	40,971	39,724	121,811	112,986
Expenses:
Interest & amortization of deferred financing costs	13,690	14,849	43,328	39,878
Depreciation and amortization	10,911	9,888	32,328	26,284
General and administrative	2,044	2,089	5,945	5,691
Impairment of assets	—	—	—	12,472

	26,645	26,826	81,601	84,325

Income before unconsolidated entities	14,326	12,898	40,210	28,661
Income from unconsolidated joint venture	473	366	1,455	725

Income from continuing operations	14,799	13,264	41,665	29,386

Discontinued operations
Gain on sale of facilities	—	3,008	444	3,110
Loss from discontinued operations	(121)	(2,019)	(429)	(3,174)

	(121)	989	15	(64)

Net income	14,678	14,253	41,680	29,322
Preferred stock dividends	(1,919)	(1,919)	(5,758)	(5,758)

Net income available to common stockholders	$12,759	$12,334	$35,922	$23,564

Adjustments for funds from operations:
Depreciation and amortization	10,911	9,888	32,328	26,284
Depreciation in income from joint venture	187	153	561	306
Depreciation in discontinued operations	—	274	150	1,106
Gain on sale of facilities	—	(3,008)	(444)	(3,110)
Impairment of assets in discontinued operations	—	2,817	645	4,882
Impairment of assets	—	—	—	12,472

Funds From Operations (“FFO”) available to common stockholders (1)	$23,857	$22,458	$69,162	$65,504

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.22	$0.23	$0.66	$0.48

Net income	$0.22	$0.25	$0.66	$0.48

Funds from operations (1)	$0.41	$0.46	$1.27	$1.34

Weighted average shares outstanding	58,822	49,161	54,539	48,778

(1) We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation, impairment of assets and gains (losses) from sales of facilities (all of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation and impairment of assets, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

SEPTEMBER 30, 2003

(IN THOUSANDS)

ASSETS	September 30, 2003	December 31, 2002
Investments in real estate:
Real estate properties
Land	$153,692	$154,563
Buildings and improvements	1,314,598	1,299,625

	1,468,290	1,454,188
Less accumulated depreciation	(254,888)	(224,400)

	1,213,402	1,229,788
Mortgage loans receivable, net	100,159	99,292
Investment in unconsolidated joint venture	15,043	16,115

	1,328,604	1,345,195

Cash and cash equivalents	10,823	8,387
Receivables	4,474	4,429
Assets held for sale	5,211	9,682
Other assets	46,783	42,240

	$1,395,895	$1,409,933

LIABILITIES AND STOCKHOLDERS’ EQUITY

Bank borrowings	$50,000	$107,000
Senior notes due 2003–2038	548,750	614,750
Notes and bonds payable	136,908	111,303
Accounts payable and accrued liabilities	48,956	47,740

Stockholders’ equity:
Preferred stock	100,000	100,000
Common stock	5,880	4,916
Capital in excess of par value	722,113	610,173
Cumulative net income	722,191	680,511
Cumulative dividends	(938,903)	(866,460)

Total stockholders’ equity	611,281	529,140

	$1,395,895	$1,409,933

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2003

PORTFOLIO COMPOSITION
EQUITY OWNERSHIP	94%
MORTGAGE LOANS RECEIVABLE	6%

100%

ASSISTED LIVING FACILITIES	47%
SKILLED NURSING FACILITIES	39%
CONTINUING CARE RETIREMENT COMMUNITIES	13%
OTHER	1%

100%

OWNED FACILITIES
	FACILITIES	INVESTMENT
ASSISTED LIVING FACILITIES	128	$725,090,000	$71,122	PER UNIT
SKILLED NURSING FACILITIES	159	$538,990,000	$29,660	PER BED
CONTINUING CARE RETIREMENT COM.	11	$187,139,000	$63,935	PER BED/UNIT
REHABILITATION HOSPITAL	1	$10,710,000	$178,500	PER BED
LONG-TERM ACUTE CARE HOSPITAL	1	$6,361,000	$113,589	PER BED

MORTGAGE LOANS RECEIVABLE
	FACILITIES	INVESTMENT
SKILLED NURSING FACILITIES	25	$69,159,000	$22,266	PER BED
ASSISTED LIVING FACILITIES	3	$18,007,000	$54,402	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	$12,993,000	$52,391	PER BED/UNIT

	2003	2002	2001
TOTAL RENT COVERAGE—MATURE FACILITIES
ASSISTED LIVING FACILITIES	1.32	1.42	1.67
SKILLED NURSING FACILITIES	1.66	1.71	1.57
CONTINUING CARE RETIREMENT COMMUNITIES	1.55	1.47	1.69

OCCUPANCY—MATURE FACILITIES
ASSISTED LIVING FACILITIES	88%	88%	89%
SKILLED NURSING FACILITIES	83%	84%	87%
CONTINUING CARE RETIREMENT COMMUNITIES	90%	90%	92%

PERCENT PRIVATE PAY AND MEDICARE
ASSISTED LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	30%	29%	28%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2003

INVESTMENT BY OPERATOR (excluding assets held for sale)	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
ALTERRA HEALTHCARECORPORATION*	54	$193,261,000	12%	12%
AMERICAN RETIREMENTCORPORATION*	16	186,242,000	12%	12%
ATRIA SENIOR LIVING GROUP	17	124,583,000	8%	11%
BEVERLY ENTERPRISES, INC.*	29	97,213,000	6%	8%
SENIOR SERVICES OF AMERICA	10	69,987,000	5%	2%
LAUREATE GROUP	4	69,702,000	4%	4%
COMPLETE CARE SERVICES	33	66,160,000	4%	5%
NEXION HEALTH MANAGEMENT, INC.	23	59,203,000	4%	5%
AMERICAN SENIOR LIVING	10	58,888,000	4%	3%
EPOCH SENIOR LIVING, INC.	6	53,354,000	3%	3%
LIBERTY HEALTHCARE	13	49,549,000	3%	3%
LIFE CARE CENTERS OF AMERICA, INC.	6	46,705,000	3%	3%
THE NEWTON GROUP, LLC	4	42,371,000	3%	2%
TRANS HEALTHCARE, INC.	7	30,333,000	2%	2%
AMERICAN HEALTH CENTERS	6	22,495,000	1%	2%
OTHER—PUBLIC COMPANIES	23	90,596,000	6%	6%
OTHER	68	307,807,000	20%	17%

	329	$1,568,449,000	100%	100%

* PUBLIC COMPANY

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2003

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$31,252,000
CASH DEPOSITS		$15,325,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT		$50,000,000	3%
SENIOR DEBT		$685,658,000	43%
EQUITY (UNDEPRECIATED BOOK BASIS)		$866,169,000	54%

CURRENT YEAR ACQUISITIONS
2 SKILLED NURSING FACILITIES	242	BEDS	$9,077,000
1 ASSISTED LIVING FACILITIES	74	UNITS	4,586,000

			$13,663,000

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT
Q4 2003	41,500,000	(1)
Q1 2004	23,750,000
Q3 2004	44,000,000
Q4 2004	55,000,000	(2)
Q1 2005	18,000,000
2006	63,500,000
2007	85,000,000
2008	65,000,000	(3)
2009	50,000,000
2010	—
2011	—
2012	100,000,000
THEREAFTER	3,000,000

	$548,750,000

(1) Includes $41,500,000 of 7.6% MTNs putable November of 2003, ’0, ’13, ’18, ’23 with a final maturity in 2028.

(2) Includes $55,000,000 of 6.9% MTNs putable October of 2004, ’07, ’09, ’12, ’17, ’27 with a final maturity in 2037.

(3) Includes $40,000,000 of 6.59% MTNs putable July of 2008, ’13, ’18, ’23, ’28 with a final maturity in 2038.

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2003

LEASE EXPIRATIONS

	MINIMUM	NUMBER OF
YEAR	RENT	FACILITIES
2004	$ 413,000	1
2005	943,000	1
2006	17,506,000	40
2007	5,638,000	13
2008	2,404,000	5
2009	2,923,000	5
2010	14,727,000	30
2011	5,995,000	19
2012	17,172,000	23
THEREAFTER	75,434,000	159

	$143,155,000	296

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

	PRINCIPAL	NUMBER
YEAR	PAYMENTS	OF FACILITIES
2003	$ 5,089,000	2
2004	4,050,000	1
2005	4,624,000	6
2006	10,045,000	4
2007	19,086,000	3
2008	5,559,000	1
2009	874,000	—
2010	1,022,000	—
2011	6,751,000	2
2012	1,244,000	—
THEREAFTER	44,257,000	10

	$102,601,000	29

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2003

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2003 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 49 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENTS

	Three Months Ended September 30, 2003	Nine Months Ended September 30, 2003
Rental income	$3,692	$11,078
Expenses:
Interest and amortization of deferred financing costs	1,217	3,619
Depreciation and amortization	750	2,249
General and administrative	202	498

	2,169	6,366

Net income	$1,523	$4,712

BALANCE SHEET

ASSETS		LIABILITIES AND EQUITY
Investments in real estate:		Notes and bonds payable	$60,801
Land	$13,410	Accounts payable and accr. liab.	3,716
Buildings and improvements	107,829

	121,239	Equity:
Less accumulated depreciation	(4,193)	Capital Contributions	65,501

	117,046	Distributions	(13,900)
Cash and cash equivalents	6,240	Cumulative net income	8,571

Other assets	1,403	Total equity	60,172

	$124,689		$124,689